EXHIBIT 10(i)





                                              Single Payment Note
                                              (Nondisclosure)





                                   Single Disbursement
                                   Note

                                   Multiple Disbursement
                                   Master Note


                                    X   Multiple
                                        Disbursement
                                        Revolving Note
                                        (For Explanation See
                                         Reverse Side)



                                    Date   August 15, 1997




  The "Bank' referred to in this Note is SunTrust Bank, Atlanta, Center Code 126 One Park Place, N.E., Atlanta,
Georgia 30303.



              545      days after date, the obligor
promises to pay to the order of Bank the principal sum
of $    40,000,000.00.  The obligor will also pay
interest upon the unpaid principal balance from date until maturity at the Note Rate specified below.
Interest payments will

 be due on      February 11, 1999  and upon maturity.
Should the obligor fail for any reason to pay this note in full on the maturity date or on the date of acceleration of payment, the obligor further promises to pay (a) interest on the unpaid amount from such date until the date of final payment at a Default Rate equal to the Note Rate plus 4%, and (b) a late fee equal to five percent (5%) of any amount that remains wholly or partially unpaid for more than fifteen (15) days after such amount was due and payable, not to exceed the sum of fifty dollars ($50.00). Should legal action or an attorney at law be utilized to collect any amount due hereunder, the obligor further promises to pay all costs of collection, including 15% of such unpaid amount as attorneys' fees. All amounts due hereunder may be paid at any office of Bank.

  The Note Rate hereon shall be  to be determined
                                 ----------------


  If not stated above, the Note Rate in effect on the
date this note is executed is _______%
     The amount of interest accruing and payable
hereunder shall be calculated by multiplying the
principal balance outstanding each day by 1/360th  of
the Note Rate on such day and adding together the daily
interest amounts.  The principal balance of this note
shall conclusively be deemed to be the  unpaid principal
balance appearing on the Bank's records unless such
records are manifestly in error.
           As security for the payment of this and any
other liability of any obligor to the holder, direct or
contingent, irrespective of the nature of such
liability or the time it arises, each obligor hereby
grants a security interest to the holder in all property
of such obligor in or coming into the possession,
control or custody of the holder, or in which the holder
has or hereafter acquires a lien, security interest, or
other right.  Upon default, holder may, without notice,
immediately take possession of and then sell or
otherwise dispose of the collateral, signing any
necessary documents as obligor's attorney in  fact, and
apply the proceeds against any liability of obligor to
holder.  Upon demand, each obligor will furnish such
additional collateral, and execute any  appropriate
documents related thereto, deemed necessary by the
holder for its security. Each obligor further authorizes
the holder, without notice, to  set-off any deposit or
account and apply any indebtedness due or to become due
from the holder to the obligor in satisfaction of any
liability described  in this paragraph, whether or not
matured.  The holder may, without notice, transfer or
register any property constituting security for this
note into its  or its nominee name with or without any
indication of its security interest therein.
           This note shall immediately mature and become
due and payable, without notice or demand, upon the
filing of any petition or the commencement of any
proceeding by any Debtor for relief under bankruptcy or
insolvency laws, or any law relating to the relief of
debtors, readjustment of indebtedness, debtor
reorganization, or composition or extension of debt.
Furthermore, this note shall, at the option of the
holder, immediately mature and  become due and payable,
without notice or demand, upon the happening of any one
or more of the following events: (1) nonpayment on the
due date of  any amount due hereunder; (2) failure of
any Debtor to perform any other obligation to the
holder; (3) failure of any Debtor to pay when due any
amount owed another creditor under a written agreement
calling for the payment of money; (4) the death or
declaration of incompetence of any Debtor;  (5) a
reasonable belief on the part of the holder that any
Debtor is unable to pay his obligations when due or is
otherwise insolvent; (6) the filing of any  petition or
the commencement of any proceeding against any Debtor
for relief under bankruptcy or insolvency laws, or any
law relating to the relief of  debtors, readjustment of
indebtedness, debtor reorganization, or composition or
extension of debt, which petition or proceeding is not
dismissed within 60  days of the date of filing thereof;
(7) the suspension of the transaction of the usual
business of any Debtor, or the dissolution, liquidation
or transfer to  another party of a significant portion
of the assets of' any Debtor; (8) a reasonable belief on
the part    of the holder that any Debtor has made a
false representation or warranty in connection with any loan by or other transaction with any lender, lessor or other creditor; (9) the issuance or filing of any levy, attachment, garnishment, or lien against the property of any Debtor which is not discharged within 15 days;
(10) the failure of any Debtor to satisfy immediately any final judgment, penalty or fine imposed by a court or administrative agency of any government; (11 ) failure of any Debtor, after demand, to furnish financial information or to permit inspection of any books or records; (12) any other act or circumstance leading the holder to deem itself insecure.
     The failure or forbearance of the holder to exercise any right hereunder, or otherwise granted by law or another agreement, shall not affect or release the liability of any obligor, and shall not constitute a waiver of such right unless so stated by the holder in writing. The holder may enforce its rights against any Debtor or any property securing this note without enforcing its rights against any other Debtor, property, or indebtedness due or to become due to any Debtor.
Each obligor agrees that the holder shall have no responsibility for the collection or protection of any property securing this note, and expressly consents that the holder may from time to time, without notice, extend the time for payment of this note, or any part thereof, waive its rights with respect to any property or indebtedness, and release any other Debtor from liability, without releasing such obligor from any liability to the holder. This note is governed By
Georgia law.
           The term "obligor" means any party or other person signing this note, whether as maker, endorser or otherwise. The term "Prime Rate", if used herein, shall mean that rate of interest designated by Bank from time to time as its "Prime Rate" which rate is not necessarily the Bank's best rate. Each obligor agrees to be both jointly and severally liable hereon. The term
"holder" means Bank and any subsequent transferee or endorsee hereof. The term "Debtor" means any obligor or any guarantor of this note. The principal of this note will be disbursed in accordance with the disbursement provision identified above and further described in the additional provisions set forth on the reverse side hereof which are incorporated herein by this reference.


 PRESENTMENT AND NOTICE OF DISHONOR ARE HEREBY WAIVED BY
EACH OBLIGOR


 ADDRESS

 222 PIEDMONT AVENUE, N.E.
 ATLANTA, GEORGIA 30308



 NAME:/S/ JIM WOLD
          OXFORD INDUSTRIES, INC.


 NAME:



Credit To


February 11, 1997                                 126
Maturity Date        Treasurer Check Number     Center Code

Account Number  Renewal   Increase  Reduction  /S/Jeff Drucker     145
                                               Officer Name   Officer Number



WHITE: Bank Copy    YELLOW: Customer Copy     PINK: File
Copy
  1984, 1987, SunTrust Banks of Georgia, Inc.
  900362 (9/95)